                        [AMERICAN ODYSSEY(R) FUNDS LOGO]





                                ANNUAL REPORT

                              DECEMBER 31, 1996





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                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
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                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
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                       AMERICAN ODYSSEY CORE EQUITY FUND
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                      AMERICAN ODYSSEY LONG-TERM BOND FUND
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                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
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                     AMERICAN ODYSSEY SHORT-TERM BOND FUND
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

                                                               December 31, 1996

Dear American Odyssey Funds Participant:

     I am pleased to present you with the American Odyssey Funds Annual Report. As you may know, the American Odyssey Funds represent a range of investment options managed with the objective of providing maximum long-term total return in the asset classes each fund represents. With this objective in mind, each portfolio is advised on a day-to-day basis by a carefully selected portfolio manager with expertise in managing investments ranging from domestic equity and debt to international equity.

     The tremendous growth of mutual fund assets industry-wide in 1996 is reflected in the growth of the American Odyssey Funds. The funds realized a 43% increase in assets through ongoing contributions to the funds and market appreciation. The market appreciation is in large part due to outstanding performances of the Core Equity and the International Equity Funds. The Core Equity Fund outperformed the S&P 500 with a return of 23.20% for the twelve months ended December 31, 1996, while the International Equity Fund returned 21.93%, well ahead of the MSCI EAFE Index for the year.

     A complete performance summary from each portfolio manager, including the outlook for 1997, follows this letter. Additionally, financial statements and portfolio holdings as of December 31, 1996 for each of the American Odyssey Funds has been provided in order to give you a complete understanding of how your retirement savings are being managed.

     Thank you for participating in the American Odyssey Funds. We look forward to continuing our partnership in helping you achieve your financial objectives.

                                Very truly yours,
                                /s/ ROBERT C. DUGHI
                                ROBERT C. DUGHI
                                Chairman of the Board
                                American Odyssey Funds Management, Inc.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     The American Odyssey International Equity Fund returned 21.93% for the year ended December 31, 1996. The MSCI EAFE Index returned 6.36% for the same period.

     1996 as a whole was a year of strength in international equity markets with only two markets within the MSCI EAFE Index producing negative returns either in local currency or U.S. dollar terms -- Japan and Singapore. However, given the large weighting of the Japanese market in the index, 38.7% at year end, its sizable underperformance impacted heavily on the overall MSCI EAFE Index return for the year.

     In the U.K. strong returns in the second half of the year more than made up for a relatively poor first half. The impact of the beef crisis in the early part of the year disappeared while the political uncertainty was replaced by a belief that the Government would run its full course to May 1997. The continued strong earnings announcements, the improving domestic economy and the rise in U.S. stock values all helped to drive the market to an all-time high by year end. The local currency return was greatly enhanced by the particularly strong rise in Sterling against the U.S. dollar over the year -- an exception to the general strengthening of the dollar against most other international currencies.

     In continental Europe, the four largest markets, Germany, France, Netherlands and Switzerland all performed strongly with returns in excess of 20% in local currency terms. While conversion of these returns into U.S. dollar terms was impacted to different degrees by the strength of the dollar, the largest of the currency movements was for the Swiss franc, which weakened by almost 15% over the year. Among the smaller European markets, Spain and Sweden also produced very strong returns while Italy, although still in positive territory, was among the poorest performing. These performances were achieved despite the general sluggishness of the respective economies and were attributable to particularly strong gains achieved by individual stocks and sectors which were driven by a variety of circumstances.

     In the Far East, returns were mixed with Malaysia, Hong Kong, Indonesia and the Philippines well into positive territory. Singapore was modestly negative while Japan and Thailand were the major losers. The Japanese market continued to cause concern for both domestic and international investors and the poor local currency return was further exacerbated for U.S. investors by the sharp decline of the yen against the dollar. Thailand was beset by civil unrest in the second half of the year and a less than satisfactory outcome to the December election did little to restore confidence to the market. Hong Kong proved once again to be one of the better performers but concerns remain over a greatly overheated real estate sector and the nature of the business environment after the Chinese takeover on July 1, 1997. Indonesian political uncertainty earlier in the year subsided and the market recovered strongly in the latter stages.

     Modest performance in Australia was enhanced by the additional gains from the strengthening Australian dollar against its U.S. counterpart.

     The Fund's strong outperformance for the year came from the solid positive gains achieved in virtually all Themes. Among the better performers were Telecommunications, Positive Banking Environment, Personal Savings Products, Healthcare, Restructuring Opportunities and Leisure

Activities. The only disappointments were those directed at opportunities in the developing markets in the Pacific Basin.

     In Telecommunications, STET was the best performer on the ending of its holding company status following its amalgamation with Telecom Italia. The sale of some peripheral activities was also viewed positively by the market. Cable and Wireless, a new acquisition for the portfolio during the year, benefited from its announced joint ventures in the U.K. Vodafone's price responded well to its 21% profit growth.

     Continued low interest rates, further takeovers and increased demand for financial services supported the financially oriented themes, namely, Positive Banking Environment and Personal Savings Products. The banking stocks were also helped by their strong cashflow which led to increased dividend yields. Takeover activity included Banco de Santander's Latin American purchase and ABN-Amro Holdings' U.S. acquisition. National Australia Bank's price was helped by the performance of the local bond market and the announced new share buy-back program. Both International Nederlanden Groupe and Prudential Corporation, the two holdings in the Personal Savings Products theme both announced results in line with the market's positive expectations.

     Within the Healthcare theme there were strong individual performers. Hoechst led the way following the announced restructuring of its operations into six independent businesses. This marked a major move towards increased shareholder value. Ciba Geigy and Sandoz both provided excellent performances following the markets' reaction to their merger under the name Novartis. Zeneca continued to report healthy earnings growth.

     Within Restructuring Opportunities, we began to see moves by some companies in their attempts to enhance shareholder value. Iberdrola, the best performer, had a particularly positive second half. This was supported by the sizable reduction in its debt level and the strength of the Spanish bond market. Royal Dutch announced a joint venture with Texaco covering their respective U.S. refining operations. This is expected to yield substantial cost savings and increased market penetration. Elf Aquitaine's privatization was completed following the French Government's sale of its remaining shareholding in the company.

     Leisure Activities also produced attractive returns. Ladbroke Group announced its joint venture with the Hilton Hotels Corporation and this will bring the Hilton name under a single roof globally. This contributed to the outstanding return on the stock. Granada's strong showing followed a 37% increase in profits, boosted by the Forte acquisition. EMI, the spin-off from the former Thorn/EMI Group, was another excellent performer with the increased growth in both the European and Far Eastern music industry.

     The limited hedging program, which remains in place, protected the Fund against the impact of the strengthening U.S. dollar throughout the year.

     The strength of the international equity markets in 1996 was achieved in a period of stable or falling interest rates, low inflation and strong earnings growth. Many of the same factors remain in place as we enter the new year.

     In continental Europe, much of the focus economically will be on the decisions and impact surrounding the EMU, which is to be established in 1999. Tight fiscal constraints will be required of the countries gaining admission and this may lead to an extended period of low growth, particularly in Germany. While the outlook for earnings growth in the U.K. remains positive, the upcoming General Election and the possibility of an interest rate rise, triggered by a robust domestic economy, may influence the market.

     In the Pacific Rim, a number of issues may impact on markets. Japan continues to have problems, and while there is some evidence of a recovery, economic fundamentals and domestic investor confidence remain in tatters. Hong Kong is due to change to Chinese control on July 1 and the impact of this unique event will be watched eagerly. Many of the other economies continue to experience strong growth and the respective markets should reflect this. However, these markets will be susceptible to developments in other global markets.

     While returns in the coming year are unlikely to match those of the period just ended, we remain satisfied with the structure of the portfolio from a fundamental, value oriented prospective. We will continue with a fully invested posture, with the major emphasis on holdings in the U.K., the core continental European markets and in the Pacific Basin, except Japan.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

             MEASUREMENT PERIOD                 INTERNATIONAL EQUITY
           (FISCAL YEAR COVERED)                        FUND                  MSCI EAFE*
5/31/93                                                 10000                    10000
6/30/93                                                  9819                     9900
9/30/93                                                 10210                    10512
12/31/93                                                11980                    10570
3/31/94                                                 11220                    10946
6/30/94                                                 11110                    11514
9/30/94                                                 11590                    11532
12/31/94                                                11144                    11423
3/31/95                                                 11267                    11644
6/30/95                                                 12158                    11737
9/30/95                                                 13101                    12236
12/31/95                                                13260                    12741
3/31/96                                                 14013                    13118
6/30/96                                                 14348                    13335
9/30/96                                                 14714                    13255
12/31/96                                                16159                    13551

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: 21.93%
Since 5/17/93**: 14.59%



     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
      * South Africa-Free from 5/93 - 12/93
     ** Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

     The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     The American Odyssey Emerging Opportunities Fund returned -3.03% for the year ended December 31, 1996. The Russell 2500 Index returned 19.03% for the same period.

     The Fund severely underperformed the Russell 2500 during the fourth quarter of 1996. In a year in which the big stock indices like the Dow Jones Industrials and the S&P 500 were hitting all-time highs, the Fund posted one of its weakest showings relative to its benchmark.

     Why is the Fund so far behind the market indices? First, and foremost, there has been absolutely no change in the investment style, philosophy and disciplines employed in managing the Fund. The same approach that has produced outstanding long-term returns is still being used to invest in growing businesses. Our approach will produce results that vary, at times widely, from the various market indices. We employ a bottom-up stock selection process focusing on a long-term, buy and hold strategy. Portfolio turnover is relatively low. This means that we will stick with our stock holdings as they undergo the inevitable periodic corrections in price, which can be severe. Obviously, with perfect foresight, we would not knowingly want to endure a severe correction, but market timing is perilous, and predicting highs and lows in stock prices nearly impossible, so our focus is on a long-term approach to stay with companies as long as we believe the fundamentals are intact. Our aim is to buy well-managed businesses that are growing, and let the stock price take care of itself. We are investing in businesses, not simply trading pieces of paper and chasing stocks whose prices are rising. Having selected solid, growing companies, we are confident that we will be rewarded in the long run.

     During 1996, some of our core holdings have been in "resting periods". Examples include Idexx Labs and Fastenal. Despite continued strong fundamental results, these large core holdings were flat or down for the year. In the case of Idexx, year-over-year revenues and earnings are up over 40%, yet the stock price was down 25% in 1996. In similar fashion Fastenal's revenues and earnings are up almost 25% with the stock price basically flat for the year. In some cases there are issues surrounding the companies, causing the declines, and in those cases we have been in contact with management and believe that they are taking the proper steps to ensure a return to long-term growth. In other cases, stock prices are down with no apparent reason for the decline.

     Relative to the Fund's benchmark, we were under-weighted in several sectors that performed extraordinarily well. In particular, energy and real estate were big winners for the index and also two areas in which the Fund is not invested. Technology, an over-weighted sector relative to the index, was the worst performing sector for the Fund. The financial services sector, which is over-weighted, performed well, but not strong enough to offset technology's weakness. Overall, the underperformance can be attributed to large core holdings, as mentioned above, that did not perform in-line with their fundamentals.

     Volatility in individual stock prices has been exacerbated by momentum investing in which investors simply buy stocks that are going up, and sell those that are going down. This trading causes exaggerated swings in prices and often leads to steep sell-off in stock prices, sometimes justified, but often for no reason other than momentum investors piling in to sell a stock that has started to decline in price.

     Looking forward in 1997, we expect to see the trend that emerged late in 1996 to continue forward in the first part of 1997. In particular, we expect a continued flight to liquidity where larger flows of capital are going towards larger cap stocks resulting in a relative underperformance for smaller cap issues. Ultimately the market will return to rewarding companies with solid fundamentals that are posting positive returns as opposed to the current market environment.

     We have experienced periods of absolute and relative underperformance before. We are confident that our investment process is sound and will produce excellent long-term results.

WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

Russell 2500 is a registered trademark of Frank Russell Company

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

             MEASUREMENT PERIOD                  EMERGING OPPORTU-
           (FISCAL YEAR COVERED)                       NITIES                RUSSELL 2500
5/31/93                                                 10000                    10000
6/30/93                                                  9770                    10104
9/30/93                                                 10190                    10819
12/31/93                                                10940                    11012
3/31/94                                                 10990                    10767
6/30/94                                                 10340                    10387
9/30/94                                                 11550                    11131
12/31/94                                                12000                    10895
3/31/95                                                 12506                    11700
6/30/95                                                 14584                    12744
9/30/95                                                 16266                    13968
12/31/95                                                15867                    14349
3/31/96                                                 16353                    15191
6/30/96                                                 16891                    15823
9/30/96                                                 17387                    16179
12/31/96                                                15361                    17080

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: (3.03)%
Since 5/17/93*: 12.78%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
     * Fund's inception date

                             RUSSELL 2500(R) INDEX

     The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                       AMERICAN ODYSSEY CORE EQUITY FUND

     The American Odyssey Core Equity Fund returned 23.20% for the year ended December 31, 1996. The S&P 500 Index returned 22.96% for the same period.

     The past year marked yet another good performance by the equity market as measured by the S&P 500 Index. In general, the economic news during 1996 was favorable. Growth in GDP was better than originally projected, yet pressures on prices remained minor. The result was a continuation of modest inflation and little change in interest rates. The combination of corporate profit growth approaching 8%, fueled by both solid revenue increases and on-going cost reductions, plus a benign interest rate environment led to the strong market results. Stock returns also benefited from rising cash flows into the U.S. equity markets (both by foreign and domestic investors), plus a political environment that remained relatively conservative.

     As was the case in 1995, all economic sectors participated in the market rise, but some sectors in particular were stand out performers. By a wide margin, both technology and banks were the strongest contributors to overall market results. Technology stocks benefited from the continuing enthusiasm surrounding "surfing" on the Internet; while bank stocks did well due to the secular trends of industry deregulation and consolidation, both of which have led to improved profitability for the industry.

     Performance results in 1996 for the Fund exceeded the S&P 500 returns and compared favorably with the Value style index which returned only 21.6%. The positive performance comparisons against both indices (S&P 500 and Value Indices) were largely due to the impact from individual stock selections across most economic sectors. The most significant stock contributions came from technology and finance issues, such as Intel, IBM, BankAmerica and Allstate. The Fund's results were broad based with substantial positive contributions also coming from Dayton Hudson in retailing and Conrail in transportation.

     As we enter the new year our investment strategy continues to emphasize financial stocks. We believe this sector is benefiting from a secular uptrend that is heavily influenced by the change in demographics. As the population ages, there is a rising need for financial instruments of saving, insurance and investing. Consequently, the Fund remains overweighted in this category. The remainder of the portfolio is broadly diversified across other sectors and stresses high cash flow, plus low price-to-earnings and price-to-book. Should there be a correction in the market, these "value" characteristics will help to dampen the volatility of portfolio returns.

     Our expectation is for the economy in 1997 to be similar to that which existed throughout 1996. Growth should continue at an overall moderate pace. We believe that the economy has sufficient capacity and on-going productivity efficiencies to meet growth in demand without placing undue pressure on prices. Consequently, we continue to look for modest inflation. Corporate earnings growth will be driven by some volume gains, augmented by cost reductions and share repurchase activities.

EQUINOX CAPITAL MANAGEMENT, INC.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY CORE EQUITY FUND

S&P 500 is a registered trademark of Standard & Poor's Corporation.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              AMERICAN ODYSSEY CORE EQUITY FUND AND S&P 500 INDEX

             MEASUREMENT PERIOD
           (FISCAL YEAR COVERED)                    CORE EQUITY                S&P 500
5/31/93                                                 10000                    10000
6/30/93                                                 10140                    10029
9/30/93                                                 10380                    10288
12/31/93                                                10392                    10527
3/31/94                                                 10151                    10124
6/30/94                                                 10181                    10167
9/30/94                                                 10503                    10663
12/31/94                                                10287                    10666
3/31/95                                                 11166                    11704
6/30/95                                                 12301                    12821
9/30/95                                                 13405                    13840
12/31/95                                                14253                    14674
3/31/96                                                 15131                    15461
6/30/96                                                 15484                    16153
9/30/96                                                 15922                    16652
12/31/96                                                17555                    18043

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: 23.20%
Since 5/17/93*: 16.73%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
     * Fund's inception date

                                S&P 500(R) INDEX

     Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

     The American Odyssey Long-Term Bond Fund returned 1.34% for the year ended December 31, 1996. The Salomon Core +5 Index returned 3.21% for the same period.

     The Fund's long duration posture throughout the period was negatively impacted by a net, though modest rise in interest rates for the period. Yield curve positioning was a significant positive factor, since the portfolio was well-positioned for each of the three major yield curve shifts which occurred during the year, i.e., a flattening of the yield curve in the first half of the year, a steepening of the yield curve during the summer, and a modest flattening in the latter part of the year. A modest underweighting to the mortgage sector detracted marginally from returns as spreads narrowed over the course of the year, but selected corporate holdings enjoyed very strong performance and on balance contributed to returns.

     The economy proved stronger than our expectations in the first half of the year, and this was the principal motive for higher interest rates. During the second half of the year our economic outlook was generally confirmed. As expected, the higher interest rates of the first half of the year acted to slow demand for interest-sensitive goods such as housing and consumer durables. As the economy slowed, interest rates fell, reflecting reduced inflation expectations and a reduced risk of Fed tightening. A modest rebound in economic activity towards the end of the period somewhat reversed the decline in interest rates. On balance, slower growth expectations acted to bring down short- and intermediate-term rates more than long-term rates.

     Going forward, we believe that the fundamentals will remain favorable for the bond market. Monetary policy appears reasonably tight, as suggested by the strong dollar, falling gold price and stable industrial commodity prices. The political climate in Washington is likely to remain conservative, and the chances of meaningful entitlement reform, budget cutting, and tax reform are significant and growing.

     The current rate of economic growth is about average, primarily because this business cycle expansion has not been driven by stimulus measures. Instead, the drivers have been the virtuous forces of disinflation restructuring and productivity. In our view, today's growth is the by-product of low-inflation fundamentals and is thus consistent with a secular decline in interest rates, which is why we remain long in our duration benchmark.

     Spreads are not particularly generous, but declining volatility and an emphasis on discount and seasoned coupons and commercial mortgages should help offset any rise in prepayment risk. The corporate sector remains only marginally attractive as well, so we are targeting a neutral duration weighting to the sector as spreads hover near relatively low levels. We still find value in longer-dated issues, as well as in the lower range of credit quality, and think the new trust-preferred issues from the banking sector are generally attractive.

WESTERN ASSET MANAGEMENT COMPANY AND WLO GLOBAL MANAGEMENT
INVESTMENT SUBADVISERS TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE +5 BOND INDEX

             MEASUREMENT PERIOD
           (FISCAL YEAR COVERED)                   LONG-TERM BOND          SALOMON CORE +5
5/31/93                                                 10000                    10000
6/30/93                                                 10370                    10221
9/30/93                                                 10960                    10524
12/31/93                                                11072                    10513
3/31/94                                                 10655                    10152
6/30/94                                                 10365                    10024
9/30/94                                                 10375                    10065
12/31/94                                                10433                    10130
3/31/95                                                 11055                    10700
6/30/95                                                 11868                    11463
9/30/95                                                 12124                    11703
12/31/95                                                12773                    12283
3/31/96                                                 12179                    11982
6/30/96                                                 12203                    12023
9/30/96                                                 12434                    12256
12/31/96                                                12947                    12677

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: 1.34%
Since 5/17/93*: 7.37%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
     * Fund's inception date

                      SALOMON BROTHERS CORE +5 BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     The American Odyssey Intermediate-Term Bond Fund returned 3.95% for the year ended December 31, 1996. The Lehman Government/Corporate Intermediate Bond Index returned 4.06% for the same period.

     1996 started out with the Federal Government shut down and investor concerns about a possible recession. The bond market clearly expected the Federal Reserve to cut interest rates significantly as the two year Treasury yield was lower than the Federal Funds rate. The Federal Reserve did cut their Federal Funds rate target 25 basis points in January but then strong employment growth over the next several months sent bonds into a tailspin reminiscent of 1994. Rates hit their highest levels for the year in the June to September period as investors prepared for the Federal Reserve to raise interest rates at their September meeting. The Federal Reserve decided to hold steady at the September meeting and interest rates declined from then until December as economic growth slowed in the fourth quarter. Going into December, the markets were reflecting a best case scenario of moderate economic growth with low inflation and low unemployment coupled with a benign to positive political landscape. Rates started rising again in December as some economic indicators strengthened but ended the year well below the levels seen in the second and third quarters.

     U.S. bonds had their best quarter of 1996 in the fourth quarter. The Lehman Government/Corporate Intermediate Index returned 2.45% during this period. For the full year, Treasuries with maturities longer than 10 years had negative total returns. Returns for the full year were worse for longer average duration securities, with the Salomon 1 month CD index returning 5.51%, the Lehman Intermediate Government/Corporate index returning 4.06%, and the Lehman Long Government/Corporate index returning 0.14%.

     We expect interest rates to stay in the trading range established in 1996 (the 30 year ranged between 5.95% and 7.19%). Low unemployment creates the potential for strong consumer spending growth and for cyclical upward inflation pressure through wages, putting a lower limit on where rates can go. On the higher rate side, the 7% level has proven to be a sufficient level to draw increased interest in bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

     Within the fixed income markets, demand for spread products continued to be high in 1996. Along with tight spreads against treasuries, spreads for lower quality corporates are compressed with the spreads on higher quality corporates. The mortgage backed and asset backed markets are similarly compressed, with previous opportunities in B-piece credit cards, commercial mortgage backed securities, and seasoned mortgage product squeezed by investors digging for yield. There is nothing in our economic outlook which is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that don't offer enough yield premium to offset their potential for negative surprises.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

             MEASUREMENT PERIOD
           (FISCAL YEAR COVERED)               INTERMEDIATE-TERM BOND     LBGC INTERMEDIATE
5/31/93                                                 10000                    10000
6/30/93                                                 10170                    10157
9/30/93                                                 10440                    10386
12/31/93                                                10455                    10403
3/31/94                                                 10232                    10192
6/30/94                                                 10120                    10131
9/30/94                                                 10170                    10214
12/31/94                                                10157                    10203
3/31/95                                                 10559                    10649
6/30/95                                                 11098                    11181
9/30/95                                                 11257                    11365
12/31/95                                                11682                    11763
3/31/96                                                 11604                    11665
6/30/96                                                 11649                    11759
9/30/96                                                 11840                    11968
12/31/96                                                12143                    12241

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: 3.95%
Since 5/17/93*: 5.59%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
     * Fund's inception date

          LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                     AMERICAN ODYSSEY SHORT-TERM BOND FUND

     The American Odyssey Short-Term Bond Fund returned 3.80% for the year ended December 31, 1996. The Lehman Government/Corporate 1-5 Year Bond Index returned 4.69% for the same period.

     1996 witnessed an increase in the overall level of interest rates in response to a gradually tightening labor market and an economy that exhibited above trend growth for the most part. The yield on thirty year U.S. Treasury bonds rose 69 basis points while the yield on two year notes increased 72 basis points. Bond market returns were modest, generally between 2 and 4 percent. Although disappointing relative to equity returns, the Fund performed better than long-term bond funds in this investment environment.

     During 1996, the bond market reacted quickly and decisively to any signs of either a slowdown or a pickup in inflation or growth trends. These rapid fire changes in bond yields increasingly acted as a stabilizing influence, steering growth toward an acceptable trend and keeping the Federal Reserve on the sidelines. In essence, the bond market "vigilantes" supplanted the Federal Reserve as the stabilizing force in the market place over the course of the past year.

     The dominant theme that emerged in 1996 was the tug-of-war between rising wage pressures in a tight labor market and the sustainable non-inflationary growth rate of the economy. Although headline inflation (the core CPI) was reported to be at a 31 year low of 2.6% for the year, wage inflation increased at a five year high of 3.8%. On the growth front, the economy exhibited mixed signs of growth throughout the year. Those economic indicators showing strength included employment growth, personal income growth, housing and industrial production. Those indicators suggesting that perhaps growth was vulnerable to a weakening trend included over extended consumer debt burdens, the exhaustion of consumer pent-up demand, weak foreign economic growth and continued fiscal drag.

     Once again the outlook for the bond market in 1997 is heavily dependent on the outcome of the race between rising wage pressures on the one hand and non-inflationary economic growth on the other. We anticipate that the bond market will continue to exhibit a high degree of volatility in response to whatever is the most recent economic indicator of the day. On balance, the bond market is likely to be in a trading range of plus and minus 50 basis points for the year. It is most likely that the market will test the upper portion of that range during the early part of the year due to early signs of faster than desired growth. Later in the year it is most likely that the bond vigilantes will once again be successful in steering the economy to a more acceptable and less inflation threatening slower growth trend. In this type of investment environment we believe the proper investment strategy is to focus on adding high quality incremental yield to the portfolio through investing in stable investment grade corporate bonds, asset-backed securities and mortgage-backed securities that offer stable cash flows and incremental yields.

     As always the Fund will continue to provide investors with a high quality investment vehicle that offers less price risk than longer-term bond funds. The fund provides a safe haven for investors desiring low volatility of returns during periods of volatile interest rate movements.

SMITH GRAHAM & COMPANY ASSET MANAGERS, L.P.
INVESTMENT SUBADVISER TO THE AMERICAN ODYSSEY SHORT-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY SHORT-TERM BOND FUND
                         AND LBGC 1-5 YEAR BOND INDEX*

             MEASUREMENT PERIOD
           (FISCAL YEAR COVERED)                  SHORT-TERM BOND           LBGC 1-5 YEAR
5/31/93                                                 10000                    10000
6/30/93                                                 10070                    10074
9/30/93                                                 10200                    10219
12/31/93                                                10276                    10279
3/31/94                                                 10225                    10160
6/30/94                                                 10195                    10130
9/30/94                                                 10266                    10222
12/31/94                                                10262                    10204
3/31/95                                                 10601                    10599
6/30/95                                                 10983                    11023
9/30/95                                                 11099                    11192
12/31/95                                                11376                    11518
3/31/96                                                 11353                    11508
6/30/96                                                 11442                    11622
9/30/96                                                 11609                    11823
12/31/96                                                11806                    12058

Average Annual Total Return for the Fund for the periods ended 12/31/96:
One Year: 3.80%
Since 5/17/93**: 4.75%

     Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

     ---------------
      * Merrill Lynch 1-3 Year Treasury Index, 5/93 - 12/93
     ** Fund's inception date

            LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR BOND INDEX

     This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization.

                      (This page intentionally left blank)

  Statements of Assets and Liabilities
  American Odyssey Funds, Inc. / December 31, 1996

                                                              Emerging                                 Intermediate-
                                             International  Opportunities  Core Equity    Long-Term        Term       Short-Term
                                              Equity Fund       Fund           Fund       Bond Fund      Bond Fund     Bond Fund
                                             -------------  -------------  ------------  ------------  -------------  -----------
ASSETS
Investments in securities, at cost........   $146,581,610   $158,790,825   $216,790,498  $163,518,452   $90,894,771   $49,684,540
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see
 accompanying Portfolio of Investments)
 (Note 2).................................   $177,519,861   $178,951,995   $282,684,881  $162,673,605   $90,696,685   $49,595,185
Cash......................................     10,723,573     11,524,754      6,582,908    20,574,437            38       349,228
Cash, denominated in foreign currency
 (cost $3,087,755)........................      3,112,731             --             --            --            --            --
Receivables for:
 Capital stock subscriptions..............        232,803        237,014        251,940       136,492        54,464        11,094
 Investment securities sold...............             --             --             --            --         5,340            --
 Delayed delivery transactions (Note 9)...             --             --             --    14,742,188            --            --
 Unrealized appreciation on forward
   foreign currency contracts (Note 8)....        939,387             --             --            --            --            --
 Interest.................................         41,916         43,426         22,528     1,677,214       772,023       566,583
 Dividends................................        361,104         36,979        817,834            --            --            --
 Foreign tax reclaims.....................        107,661             --          2,350            --            --            --
Prepaid organization expense..............          6,873          6,739          6,674         6,729         6,776         6,853
                                             ------------   ------------   ------------  ------------   -----------   -----------
 Total assets.............................    193,045,909    190,800,907    290,369,115   199,810,665    91,535,326    50,528,943
                                             ------------   ------------   ------------  ------------   -----------   -----------
LIABILITIES
Payables for:
 Investment securities purchased..........        897,743      4,810,030             --            --            --         7,907
 Distributions payable....................      4,655,024     14,364,919     16,148,854     8,175,364     4,980,334     1,745,696
 Delayed delivery transactions (Note 9)...             --             --             --    30,395,117            --            --
 Variation margin on open futures
   contracts (Note 6).....................             --             --             --       205,938            --            --
 Options written (premiums received
   $197,715)(Note 7)......................             --             --             --        78,578            --            --
 Unrealized depreciation on forward
   foreign currency contracts (Note 8)....         63,924             --             --            --            --            --
Payable to Adviser........................        261,671        297,073        397,717       206,966       116,480        70,589
Accrued expenses..........................         58,299         50,669         51,018        54,186        53,438        31,835
                                             ------------   ------------   ------------  ------------   -----------   -----------
 Total liabilities........................      5,936,661     19,522,691     16,597,589    39,116,149     5,150,252     1,856,027
                                             ------------   ------------   ------------  ------------   -----------   -----------
NET ASSETS................................   $187,109,248   $171,278,216   $273,771,526  $160,694,516   $86,385,074   $48,672,916
                                             ============   ============   ============  ============   ===========   ===========
Capital shares outstanding................     12,410,280     12,764,369     17,673,755    15,828,492     8,470,117     4,754,313
                                             ============   ============   ============  ============   ===========   ===========
Net asset value per share.................         $15.08         $13.42         $15.49        $10.15        $10.20        $10.24
                                                   ======         ======         ======        ======        ======        ======
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.....................   $    124,103   $    127,644   $    176,738  $    158,285   $    84,701   $    47,543
Additional paid-in-capital................    154,297,417    156,567,121    203,354,437   160,979,329    85,856,888    48,772,799
Undistributed net investment income
 (distributions in excess of net
 investment income).......................        (19,402)            --         47,896       242,735       165,695        45,487
Accumulated net realized gain (loss) on
 investments, futures contracts, option
 contracts and foreign currency
 transactions.............................        862,014     (5,577,719)     4,298,072       207,536       475,876      (103,597)
Net unrealized appreciation (depreciation)
 on investments, translation of assets and
 liabilities in foreign currencies,
 futures contracts and option contracts...     31,845,116     20,161,170     65,894,383      (893,369)     (198,086)      (89,316)
                                             ------------   ------------   ------------  ------------   -----------   -----------
                                             $187,109,248   $171,278,216   $273,771,526  $160,694,516   $86,385,074   $48,672,916
                                             ============   ============   ============  ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

  Statements of Operations
  American Odyssey Funds, Inc. / For the year ended December 31, 1996

                                                             Emerging                                  Intermediate-
                                          International    Opportunities  Core Equity      Long-Term       Term       Short-Term
                                           Equity Fund         Fund          Fund          Bond Fund     Bond Fund    Bond Fund
                                          -------------    -------------  -----------     -----------  -------------  ----------
INVESTMENT INCOME
Interest................................   $    247,119     $   510,750   $   272,595     $ 9,353,294   $ 5,693,888   $2,009,975
Dividends...............................      2,759,372(1)      228,948     5,964,921(2)           --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Total Income..........................      3,006,491         739,698     6,237,516       9,353,294     5,693,888    2,009,975
                                             ----------     -----------    ----------      ----------    ----------    ---------
EXPENSES
Management fees (Note 3)................        823,891       1,169,885     1,362,267         718,488       442,594      161,395
Audit fees..............................         30,297          36,510        32,694          32,349        27,489       22,947
Director's fees & expenses..............         14,313          24,651        29,721          19,434        12,096        4,038
Custodian fees..........................        189,937         129,983       158,113          98,806        73,927       20,466
Amortization of organization expense....          4,989           4,926         4,860           4,908         4,934        5,011
Legal fees..............................          5,664           9,579        11,688           7,782         4,941        1,761
Printing expense........................         15,078          17,376        15,312          14,712        12,282        3,768
Miscellaneous expense...................          4,931           8,398         9,985           6,641         4,322        1,586
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Total expenses before
    reimbursement.......................      1,089,100       1,401,308     1,624,640         903,120       582,585      220,972
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Reimbursement repaid to Management
    Company (Note 3)....................             --              --            --              --            --       21,298
Less:
  Expenses paid under directed brokerage
    arrangements (Note 4)...............        (34,598)             --       (47,610)             --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net expenses..........................      1,054,502       1,401,308     1,577,030         903,120       582,585      242,270
                                             ----------     -----------    ----------      ----------    ----------    ---------
    Net investment income (loss)........      1,951,989        (661,610)    4,660,486       8,450,174     5,111,303    1,767,705
                                             ----------     -----------    ----------      ----------    ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on security
  transactions..........................      1,855,312       9,311,902    15,834,337      (1,771,579)      488,591       75,014
Net realized gain on option contracts...             --              --            --         477,181            --           --
Net realized gain on futures
  contracts.............................             --              --            --         643,953            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net realized gain (loss) on security
    transactions, futures contracts and
    option contracts....................      1,855,312       9,311,902    15,834,337        (650,445)      488,591       75,014
Net realized gain on foreign currency
  transactions..........................      1,968,421              --            --              --            --           --
Net increase (decrease) in unrealized
  appreciation of investments, futures
  contracts and option contracts........     21,313,802     (16,078,616)   30,480,771      (4,201,977)   (1,945,622)    (585,095)
Net unrealized appreciation from
  translation of assets and liabilities
  in foreign currencies.................        758,663              --            --              --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net realized and unrealized gain/
    (loss) on investments...............     25,896,198      (6,766,714)   46,315,108      (4,852,422)   (1,457,031)    (510,081)
                                             ----------     -----------    ----------      ----------    ----------    ---------
Net increase (decrease) in net assets
  from operations.......................   $ 27,848,187     ($7,428,324)  $50,975,594     $ 3,597,752   $ 3,654,272   $1,257,624
                                             ==========     ===========    ==========      ==========    ==========    =========

(1) Net of withholding taxes of $387,510.

(2) Net of withholding taxes of $24,165.

      The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets
  American Odyssey Funds, Inc.

                                                                   International Equity Fund         Emerging Opportunities Fund
                                                                 -----------------------------      -----------------------------
                                                                  Year ended       Year ended        Year ended       Year ended
                                                                 December 31,     December 31,      December 31,     December 31,
                                                                     1996             1995              1996             1995
                                                                 ------------     ------------      ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)..................................   $ 1,951,989      $ 1,150,558       $  (661,610)     $  (331,697)
Net realized gain (loss) on security transactions, futures
 contracts and option contracts...............................     1,855,312          (89,338)        9,311,902        5,474,396
Net realized gain (loss) on foreign currency transactions.....     1,968,421           51,021                --               --
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, translation of assets and
 liabilities in foreign currencies, futures contracts and
 option contracts.............................................    22,072,465       11,300,527       (16,078,616)      28,661,663
                                                                 ------------     -----------       ------------     ------------
 Net increase (decrease) in net assets resulting from
   operations.................................................    27,848,187       12,412,768        (7,428,324)      33,804,362
                                                                 ------------     -----------       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income....................................    (3,751,066)        (896,810)               --               --
From net realized gains on investment transactions............      (903,958)              --       (14,364,919)      (6,102,584)
In excess of net investment income or realized gains..........            --               --                --         (524,702)
                                                                 ------------     -----------       ------------     ------------
 Total distributions to shareholders..........................    (4,655,024)        (896,810)      (14,364,919)      (6,627,286)
                                                                 ------------     -----------       ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares.................................    89,218,342       40,065,473       103,366,353       71,673,203
Distributions reinvested......................................       896,810        1,844,203         6,627,286        1,184,820
Cost of shares repurchased....................................   (18,313,612)     (13,023,416)      (74,115,064)     (31,518,544)
                                                                 ------------     -----------       ------------     ------------
 Net increase from capital share transactions.................    71,801,540       28,886,260        35,878,575       41,339,479
                                                                 ------------     -----------       ------------     ------------
Net increase in net assets....................................    94,994,703       40,402,218        14,085,332       68,516,555
NET ASSETS
Beginning of year.............................................    92,114,545       51,712,327       157,192,884       88,676,329
                                                                 ------------     -----------       ------------     ------------
End of year...................................................   187,109,248       92,114,545       171,278,216      157,192,884
                                                                 ============     ===========       ============     ============
Undistributed (excess distribution) net investment income.....   $   (19,402)     $    48,120       $        --      $        --
                                                                 ============     ===========       ============     ============
CAPITAL SHARES
Capital shares outstanding, beginning of year.................     7,264,073        4,805,255        10,462,738        7,487,091
Capital shares issued.........................................     6,422,181        3,411,396         6,669,075        5,090,663
Capital shares from distributions reinvested..................        70,283          171,394           443,000          101,180
Capital shares redeemed.......................................    (1,346,257)      (1,123,972)       (4,810,444)      (2,216,196)
                                                                 ------------     -----------       ------------     ------------
Capital shares outstanding, end of year.......................    12,410,280        7,264,073        12,764,369       10,462,738
                                                                 ============     ===========       ============     ============

    The accompanying notes are an integral part of the financial statements.

          Core Equity Fund                 Long-Term Bond Fund           Intermediate-Term Bond Fund
    -----------------------------     -----------------------------     -----------------------------
     Year ended       Year ended       Year ended       Year ended       Year ended       Year ended
    December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
        1996             1995             1996             1995             1996             1995
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 4,660,486      $ 3,394,959      $ 8,450,174      $ 6,402,080      $ 5,111,303      $ 3,851,775
     15,834,337        5,743,147         (650,445)       5,267,011          488,591        1,006,551
                              --               --               --               --               --
     30,480,771       37,716,285       (4,201,977)       7,628,153       (1,945,622)       3,848,473
    ------------     -----------      -----------      -----------      ------------     -----------
     50,975,594       46,854,391        3,597,752       19,297,244        3,654,272        8,706,799
    ------------     -----------      -----------      -----------      ------------     -----------
     (4,697,100)      (3,323,421)      (8,175,364)      (6,255,797)      (4,980,334)      (3,883,129)
    (11,536,265)      (5,188,093)              --       (2,903,213)              --         (496,399)
             --           (4,829)              --       (1,077,489)              --         (370,385)
    ------------     -----------      -----------      -----------      ------------     -----------
    (16,233,365)      (8,516,343)      (8,175,364)     (10,236,499)      (4,980,334)      (4,749,913)
    ------------     -----------      -----------      -----------      ------------     -----------
     89,834,796       64,224,865       64,001,096       46,464,747       34,374,279       29,022,622
      8,600,854        1,667,504       10,236,499        1,892,963        4,749,913        1,903,243
    (43,141,162)     (22,087,221)     (23,577,889)     (13,165,269)     (24,893,538)      (9,973,176)
    ------------     -----------      -----------      -----------      ------------     -----------
     55,294,488       43,805,148       50,659,706       35,192,441       14,230,654       20,952,689
    ------------     -----------      -----------      -----------      ------------     -----------
     90,036,717       82,143,196       46,082,094       44,253,186       12,904,592       24,909,575
    183,734,809      101,591,613      114,612,422       70,359,236       73,480,482       48,570,907
    ------------     -----------      -----------      -----------      ------------     -----------
    273,771,526      183,734,809      160,694,516      114,612,422       86,385,074       73,480,482
    ============     ===========      ===========      ===========      ============     ===========
    $    47,896      $    84,510      $   242,735      $ 1,552,790      $   165,695      $     2,125
    ============     ===========      ===========      ===========      ============     ===========
     13,795,844       10,093,660       10,887,947        7,508,227        7,081,020        5,054,210
      6,205,107        5,359,111        6,272,737        4,434,521        3,298,559        2,790,359
        639,225          165,756          973,051          202,456          457,603          198,255
     (2,966,421)      (1,822,683)      (2,305,243)      (1,257,257)      (2,367,065)        (961,804)
    ------------     -----------      -----------      -----------      ------------     -----------
     17,673,755       13,795,844       15,828,492       10,887,947        8,470,117        7,081,020
    ============     ===========      ===========      ===========      ============     ===========

         Short-Term Bond Fund
    ------------------------------
     Year ended        Year ended
    December 31,      December 31,
        1996              1995
    -------------     ------------
    $  1,767,705      $ 1,302,998
          75,014          124,873
              --               --
        (585,095)         860,681
    ------------      ------------
       1,257,624        2,288,552
    ------------      ------------
      (1,745,696)      (1,291,083)
              --               --
              --               --
    ------------      ------------
      (1,745,696)      (1,291,083)
    ------------      ------------
      29,548,991       12,788,292
       1,291,083          684,280
      (7,534,399)      (6,243,719)
    ------------      ------------
      23,305,675        7,228,853
    ------------      ------------
      22,817,603        8,226,322
      25,855,313       17,628,991
    ------------      ------------
      48,672,916       25,855,313
    ============      ============
    $     45,487      $    18,374
    ============      ============
       2,530,211        1,821,850
       2,826,896        1,246,378
         126,329           70,763
        (729,123)        (608,780)
    ------------      ------------
       4,754,313        2,530,211
    ============      ============

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                     International Equity Fund
                                  ---------------------------------------------------------------
                                                                                       May 17,
                                                                                       1993 (1)
                                   Year ended       Year ended       Year ended           to
                                  December 31,     December 31,     December 31,     December 31,
                                      1996             1995             1994             1993
                                  ------------     ------------     ------------     ------------
NET ASSET VALUE
 Beginning of period..........    $      12.68     $      10.76     $      11.98     $      10.00
                                   -----------       ----------       ----------       ----------
OPERATIONS
 Net investment income (loss)
   (2)........................            0.29             0.17            (0.05)            0.03
 Net realized and unrealized
   gain (loss) on
   investments................            2.48             1.87            (0.78)            1.95
                                   -----------       ----------       ----------       ----------
 Total from investment
   operations.................            2.77             2.04            (0.83)            1.98
                                   -----------       ----------       ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
   income.....................           (0.30)           (0.12)           (0.03)              --
 Distributions from net
   realized gains on
   investments................           (0.07)              --            (0.26)              --
 Distributions in excess of
   net investment income or
   realized gains.............              --               --            (0.10)              --
                                   -----------       ----------       ----------       ----------
 Total distributions..........           (0.37)           (0.12)           (0.39)              --
                                   -----------       ----------       ----------       ----------
NET ASSET VALUE
 End of period................    $      15.08     $      12.68     $      10.76     $      11.98
                                   ===========       ==========       ==========       ==========
TOTAL RETURN (3)..............           21.93%           19.00%           (6.98%)          19.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
   period.....................    $187,109,248     $ 92,114,545     $ 51,712,327     $ 19,978,108
 Ratios of expenses to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            0.86%            1.00%            1.36%            1.76%(4)
   After repayments and
     directed brokerage
     arrangements (6).........            0.83%            1.08%            1.25%            1.25%(4)
 Ratios of net investment
   income (loss) to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            1.51%            1.70%            0.83%            0.34%(4)
   After repayments and
     directed brokerage
     arrangements.............            1.54%            1.62%            0.94%            0.85%(4)
 Portfolio turnover rate......           21.54%           31.40%           50.25%            9.20%
 Average commission rate paid
   (7)........................    $     0.0219               --               --               --
-------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4) Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Emerging Opportunities Fund
    ---------------------------------------------------------------
                                                         May 17,
                                                         1993 (1)
     Year ended       Year ended       Year ended           to
    December 31,     December 31,     December 31,     December 31,
        1996             1995             1994             1993
    ------------     ------------     ------------     ------------
    $      15.02     $      11.84     $      10.94     $      10.00
     -----------      -----------       ----------       ----------
              --               --               --            (0.01)
           (0.47)            3.81             1.06             0.95
     -----------      -----------       ----------       ----------
           (0.47)            3.81             1.06             0.94
     -----------      -----------       ----------       ----------
              --               --               --               --
           (1.13)           (0.58)           (0.16)              --
              --            (0.05)              --               --
     -----------      -----------       ----------       ----------
           (1.13)           (0.63)           (0.16)              --
     -----------      -----------       ----------       ----------
    $      13.42     $      15.02     $      11.84     $      10.94
     ===========      ===========       ==========       ==========
           (3.03%)          32.23%            9.69%            9.40%
    $171,278,216     $157,192,884     $ 88,676,329     $ 29,112,652
            0.72%            0.77%            0.91%            1.23%(4)
            0.72%            0.77%            0.92%            1.00%(4)
           (0.34%)          (0.26%)          (0.31%)          (0.60%)(4)
           (0.34%)          (0.26%)          (0.32%)          (0.38%)(4)
           43.00%           36.02%           27.40%            8.70%
    $     0.0505               --               --               --
-------------------------------------------------------------------

                            Core Equity Fund
    ----------------------------------------------------------------
                                                          May 17,
                                                          1993 (1)
     Year ended        Year ended       Year ended           to
    December 31,      December 31,     December 31,     December 31,
        1996              1995             1994             1993
    -------------     ------------     ------------     ------------
    $       13.32     $      10.06     $      10.33     $      10.00
      -----------      -----------      -----------       ----------
             0.26             0.25             0.16             0.06
             2.83             3.63            (0.26)            0.33
      -----------      -----------      -----------       ----------
             3.09             3.88            (0.10)            0.39
      -----------      -----------      -----------       ----------
            (0.27)           (0.24)           (0.17)           (0.06)
            (0.65)           (0.37)              --               --
               --            (0.01)              --               --
      -----------      -----------      -----------       ----------
            (0.92)           (0.62)           (0.17)           (0.06)
      -----------      -----------      -----------       ----------
    $       15.49     $      13.32     $      10.06     $      10.33
      ===========      ===========      ===========       ==========
            23.20%           38.56%           (1.01%)           3.90%
    $ 273,771,526     $183,734,809     $101,591,613     $ 37,355,875
             0.68%            0.72%            0.84%            1.12%(4)
             0.66%            0.70%            0.85%            1.00%(4)
             1.93%            2.32%            2.27%            1.84%(4)
             1.95%            2.33%            2.27%            1.96%(4)
            45.73%           38.44%           48.16%           48.00%
    $      0.0594               --               --               --
-------------------------------------------------------------------

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                        Long-Term Bond Fund
                                  ---------------------------------------------------------------
                                                                                       May 17,
                                                                                       1993 (1)
                                   Year ended       Year ended       Year ended           to
                                  December 31,     December 31,     December 31,     December 31,
                                      1996             1995             1994             1993
                                  ------------     ------------     ------------     ------------
NET ASSET VALUE
 Beginning of period..........    $      10.53     $       9.37     $     10.33      $     10.00
                                   -----------       ----------      ----------       ----------
OPERATIONS
 Net investment income (loss)
   (2)........................            0.50             0.53            0.37             0.62
 Net realized and unrealized
   gain (loss) on
   investments................           (0.36)            1.57           (0.97)            0.45
                                   -----------       ----------      ----------       ----------
 Total from investment
   operations.................            0.14             2.10           (0.60)            1.07
                                   -----------       ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
   income.....................           (0.52)           (0.57)          (0.34)           (0.18)
 Distributions from net
   realized gains on
   investments................              --            (0.27)          (0.02)           (0.56)
 Distributions in excess of
   net investment income or
   realized gains.............              --            (0.10)             --               --
                                   -----------       ----------      ----------       ----------
 Total distributions..........           (0.52)           (0.94)          (0.36)           (0.74)
                                   -----------       ----------      ----------       ----------
NET ASSET VALUE
 End of period................    $      10.15     $      10.53     $      9.37      $     10.33
                                   ===========       ==========      ==========       ==========
TOTAL RETURN (3)..............            1.34%           22.44%          (5.79%)          10.70%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
   period.....................    $160,694,516     $114,612,422     $70,359,236      $25,771,838
 Ratios of expenses to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            0.63%            0.66%           0.73%            1.30% (4)(5)
   After repayments and
     directed brokerage
     arrangements (6).........            0.63%            0.70%           0.75%            0.75% (4)
 Ratios of net investment
   income (loss) to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            5.88%            6.67%           7.08%           15.19% (4)
   After repayments and
     directed brokerage
     arrangements.............            5.88%            6.63%           7.05%           15.73% (4)
 Portfolio turnover rate......          369.32%          381.53%         152.91%          589.40%
 Average commission rate paid
   (7)........................              --               --              --               --
-------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4) Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Intermediate-Term Bond Fund
    ---------------------------------------------------------------
                                                         May 17,
                                                         1993 (1)
     Year ended       Year ended       Year ended           to
    December 31,     December 31,     December 31,     December 31,
        1996             1995             1994             1993
    ------------     ------------     ------------     ------------
    $      10.38     $       9.61     $      10.28     $      10.00
      ----------       ----------       ----------       ----------
            0.61             0.54             0.38             0.17
           (0.20)            0.90            (0.67)            0.28
      ----------       ----------       ----------       ----------
            0.41             1.44            (0.29)            0.45
      ----------       ----------       ----------       ----------
           (0.59)           (0.55)           (0.38)           (0.17)
              --            (0.07)              --               --
              --            (0.05)              --               --
      ----------       ----------       ----------       ----------
           (0.59)           (0.67)           (0.38)           (0.17)
      ----------       ----------       ----------       ----------
    $      10.20     $      10.38     $       9.61     $      10.28
      ==========       ==========       ==========       ==========
            3.95%           15.01%           (2.85%)           4.50%
    $ 86,385,074     $ 73,480,482     $ 48,570,907     $ 19,897,257
            0.66%            0.68%            0.75%            1.37%(4)
            0.66%            0.75%            0.75%            0.75%(4)
            5.77%            6.19%            5.35%            3.73%(4)
            5.77%            6.11%            5.35%            4.35%(4)
          191.20%          137.14%           22.72%              --
              --               --               --               --
-------------------------------------------------------------------

                          Short-Term Bond Fund
    ----------------------------------------------------------------
                                                        May 17, 1993
                                                            (1)
     Year ended        Year ended       Year ended           to
    December 31,      December 31,     December 31,     December 31,
        1996              1995             1994             1993
    -------------     ------------     ------------     ------------
    $       10.22     $       9.68     $      10.07      $    10.00
       ----------       ----------       ----------       ---------
             0.37             0.51             0.45            0.19
             0.02             0.54            (0.46)           0.08
       ----------       ----------       ----------       ---------
             0.39             1.05            (0.01)           0.27
       ----------       ----------       ----------       ---------
            (0.37)           (0.51)           (0.38)          (0.14)
               --               --               --           (0.01)
               --               --               --           (0.05)
       ----------       ----------       ----------       ---------
            (0.37)           (0.51)           (0.38)          (0.20)
       ----------       ----------       ----------       ---------
    $       10.24     $      10.22     $       9.68      $    10.07
       ==========       ==========       ==========       =========
             3.80%           10.86%           (0.14%)          2.70%
    $  48,672,916     $ 25,855,313     $ 17,628,991      $8,181,243
             0.68%            0.76%            1.02%           1.72%(4)
             0.75%            0.75%            0.75%           0.75%(4)
             5.54%            5.77%            4.99%           3.52%(4)
             5.47%            5.78%            5.25%           4.49%(4)
           154.51%           93.37%          233.25%         144.30%
               --               --               --              --
-------------------------------------------------------------------

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
COMMON STOCKS -- 94.7%
AUTOMOTIVE -- 0.8%
  26,675    Michelin B...................   $    1,437,206
                                           ---------------
BANKING -- 15.6%
  66,414    ABN AMRO Holdings............        4,315,641
 136,550    Allied Irish Banks Plc.......          914,844
  24,545    Banco De Santander...........        1,568,087
 240,200    Bangkok Bank Co, Ltd.........        2,323,286
 217,400    Barclay's Plc................        3,722,214
 453,000    DCB Holdings.................        1,551,525
 299,250    Development Bank of
            Singapore....................        4,043,257
 424,824    Lloyds TSB Group Plc.........        3,129,721
 524,550    National Australia Bank
            Ltd..........................        6,166,033
 244,000    Thai Farmers Bank............        1,522,609
                                           ---------------
                                                29,257,217
                                           ---------------
BEVERAGES, FOOD & TOBACCO -- 12.0%
 594,560    B.A.T. Industries............        4,929,616
 304,680    Cadbury Schweppes Plc........        2,567,874
 260,800    Fraser & Neave Ltd...........        2,684,753
 235,351    Grand Metropolitan Plc.......        1,848,635
 601,000    Gudang Garam.................        2,594,793
 656,000    Han Man Sampoerna............        3,498,666
 605,000    Mayora Indah.................          281,693
  14,741    Nutricia Verenidge
            Bedrijven....................        2,237,051
 391,500    San Miguel Corp B............        1,726,750
                                           ---------------
                                                22,369,831
                                           ---------------
BUILDING MATERIALS -- 0.9%
 278,000    Hume Industries..............        1,750,205
                                           ---------------
CHEMICALS -- 2.6%
  13,060    DSM..........................        1,286,567
  78,030    Hoechst AG...................        3,610,081
                                           ---------------
                                                 4,896,648
                                           ---------------
COMMUNICATIONS -- 4.1%
 155,000    Cable & Wireless.............        1,294,421
  42,250    Royal PTT Nederland NV.......        1,609,649
 429,520    STET.........................        1,949,119
 746,000    Telekomunikasi...............        1,286,751
 365,000    Vodafone Group Plc...........        1,539,680
                                           ---------------
                                                 7,679,620
                                           ---------------
 Shares                                         Value
----------------------------------------------------------
CONGLOMERATES -- 6.2%
   4,014    Alusuisse Lonza Holdings.....   $    3,189,743
 360,961    BTR Ltd......................        1,754,270
 549,000    Indocement Tunggal...........          836,571
 757,000    Sime-Darby Berhad............        2,982,429
 305,000    United Engineers
            (Malaysia)...................        2,753,479
                                           ---------------
                                                11,516,492
                                           ---------------
ELECTRIC UTILITIES -- 2.8%
 129,200    Iberdrola SA.................        1,827,612
 343,990    Scottish Power Plc...........        2,072,093
  23,810    Veba AG......................        1,367,315
                                           ---------------
                                                 5,267,020
                                           ---------------
ELECTRICAL EQUIPMENT -- 4.0%
 280,080    General Electric Plc.........        1,830,911
 224,770    Siebe Plc....................        4,161,886
  31,840    Siemens......................        1,475,567
                                           ---------------
                                                 7,468,364
                                           ---------------
ELECTRONICS -- 1.7%
 122,390    Chubb Security Plc...........          683,830
 191,150    Farnell Electronic...........        2,453,353
                                           ---------------
                                                 3,137,183
                                           ---------------
ENTERTAINMENT & LEISURE -- 4.3%
 120,700    EMI Group Plc................        2,850,439
 240,700    Granada Group Plc............        3,554,778
 394,450    Ladbroke Group...............        1,559,300
                                           ---------------
                                                 7,964,517
                                           ---------------
FINANCIAL SERVICES -- 1.9%
 595,510    Grupo Financiero Banamex *...        1,245,152
 107,000    HSBC Holdings Plc............        2,289,393
                                           ---------------
                                                 3,534,545
                                           ---------------
FOOD RETAILERS -- 1.8%
 233,000    Hero Supermarket.............          172,593
 327,150    TI Group Plc.................        3,241,533
                                           ---------------
                                                 3,414,126
                                           ---------------
FOREST PRODUCTS & PAPER -- 2.0%
 694,600    Jefferson Smurfit Group
            Plc..........................        2,045,528
  30,100    Stora Kopparbergs A..........          414,378
  63,200    UPM-Kymmene *................        1,323,231
                                           ---------------
                                                 3,783,137
                                           ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
HEAVY MACHINERY -- 1.9%
   8,374    Mannesmann AG................   $    3,598,228
                                           ---------------
INSURANCE -- 5.0%
  20,000    General Accident Plc.........          262,342
  95,150    International Nederlanden
            Groupe.......................        3,421,518
 290,180    Prudential Corp..............        2,440,704
   3,005    Schw Ruckversicher...........        3,198,090
                                           ---------------
                                                 9,322,654
                                           ---------------
MEDIA -- BROADCASTING &
 PUBLISHING -- 6.0%
 236,100    Elsevier NV..................        3,985,628
 558,600    News Corp Ltd................        2,945,945
 210,800    Singapore Press Holdings
            Ltd..........................        4,159,274
                                           ---------------
                                                11,090,847
                                           ---------------
METALS -- 2.8%
 227,600    Broken Hill Proprietary Co...        3,239,431
 331,950    Western Mining Corp Ltd......        2,090,754
                                           ---------------
                                                 5,330,185
                                           ---------------
OFFICE EQUIPMENT -- 2.1%
 180,000    Canon........................        3,970,008
                                           ---------------
OIL & GAS -- 3.3%
  14,800    ELF Aquitaine................        1,344,564
  11,000    Repsol SA....................          421,141
   9,965    Royal Dutch Petroleum........        1,745,003
 149,850    Shell Transport & Trading....        2,595,147
                                           ---------------
                                                 6,105,855
                                           ---------------
PHARMACEUTICALS -- 9.6%
 146,050    Glaxo Wellcome Plc...........        2,374,379
 181,300    Medeva Plc...................          792,698
  29,900    Pharmacia & Upjohn...........        1,223,933
     362    Roche Holding AG.............        2,807,901
 129,950    Zeneca Group Plc.............        3,663,758
   6,195    Novartis AG..................        7,072,405
                                           ---------------
                                                17,935,074
                                           ---------------

 Shares                                         Value
----------------------------------------------------------
REAL ESTATE -- 2.1%
 439,000    City Developments............   $    3,954,293
                                           ---------------
RETAILERS -- 1.2%
 326,400    Argyll Group.................        2,256,594
                                           ---------------
TOTAL COMMON STOCKS
  (Cost $146,166,565)                          177,039,849
                                           ---------------
PREFERRED STOCK -- 0.2%
  (Cost $397,804)
 104,200    News Corp Ltd................          463,461
                                           ---------------
WARRANTS -- 0.0%
  (Cost $17,241)
  17,500    Thai Farmers Bank*...........           16,551
                                           ---------------
TOTAL INVESTMENTS -- 94.9%
  (Cost $146,581,610)                          177,519,861
Other assets in excess of liabilities  --
  5.1%...................................        9,589,387
                                           ---------------
NET ASSETS -- 100.0%                       $   187,109,248
                                           ===============
NOTES TO THE PORTFOLIO OF INVESTMENTS:
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                               Percentage of
                   COUNTRY                      Net Assets
------------------------------------------------------------
Great Britain                                       30.8%
Netherlands                                          9.9
Switzerland                                          8.7
Singapore                                            7.9
Australia                                            8.0
Germany                                              5.4
Malaysia                                             4.8
Indonesia                                            4.6
Japan                                                2.1
Thailand                                             2.1
Spain                                                2.0
Ireland                                              1.6
France                                               1.5
Hong Kong                                            1.3
Italy                                                1.0
Philippines                                          0.9
Sweden                                               0.9
Finland                                              0.7
Mexico                                               0.7
                                                    ----
  Total                                             94.9%
                                                    ====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
COMMON STOCKS -- 104.5%
APPAREL RETAILERS -- 9.2%
  84,700    Gymboree Corp.* .............   $    1,937,513
 246,700    Sunglass Hut Inc.* ..........        1,788,575
 158,400    Talbots, Inc. ...............        4,534,200
 134,000    The Men's Wearhouse,
            Inc.* .......................        3,283,000
 195,400    The Sports Authority,
            Inc.* .......................        4,249,950
                                              ------------
                                                15,793,238
                                              ------------
BEVERAGES, FOOD & TOBACCO -- 1.9%
 110,050    Dreyers Grand Ice Cream
            Inc. ........................        3,191,450
                                              ------------
BUSINESS SERVICES -- 3.3%
 145,200    Fair Issac & Co, Inc. .......        5,680,950
                                              ------------
COMMERCIAL SERVICES -- 9.4%
  92,300    Alternative Resources
            Corp.* ......................        1,603,709
  66,600    On Assignment, Inc.* ........        1,964,700
 119,350    Precision Response Corp.* ...        4,192,169
 129,600    Quick Response
            Services, Inc.*..............        3,693,600
 332,400    Sitel Corp.*.................        4,695,150
                                              ------------
                                                16,149,328
                                              ------------
COMPUTER SERVICES -- 10.1%
 103,500    BISYS Group, Inc.*...........        3,835,969
 229,700    Fiserv, Inc.*................        8,441,475
  71,600    Gensym Corp.*................          854,725
 226,100    Macromedia, Inc.*............        4,069,800
                                              ------------
                                                17,201,969
                                              ------------
COMPUTER SOFTWARE -- 19.5%
  79,720    BGS Systems, Inc. ...........        2,182,335
 147,250    Boole & Babbage, Inc.* ......        3,681,250
 123,700    Broderbund Software,
            Inc.* .......................        3,680,075
 165,700    Electronic Arts* ............        4,960,644
 114,300    Manugistics Group Inc.* .....        4,543,425
  96,600    Maxis, Inc.* ................        1,183,350
 107,000    Pinnacle Systems, Inc.*......        1,123,500

 Shares                                         Value
----------------------------------------------------------
  54,800    Project Software &
            Development* ................   $    2,322,150
 171,900    Sungard Data Systems,
            Inc.* .......................        6,790,050
  85,100    Transaction Systems* ........        2,829,575
                                              ------------
                                                33,296,354
                                              ------------
CONSUMER PRODUCTS -- 1.9%
 134,400    Department 56 Inc.*..........        3,326,400
                                              ------------
ELECTRONICS -- 5.9%
  97,800    Itron, Inc.*.................        1,735,950
 163,000    Unitrode Corp.*..............        4,788,125
 136,000    Zilog, Inc.*.................        3,553,000
                                              ------------
                                                10,077,075
                                              ------------
FOOD RETAILERS -- 1.8%
  92,500    Quality Food Centers,
            Inc.* .......................        3,121,875
                                              ------------
INDUSTRIAL MACHINE SERVICES -- 5.2%
 151,400    3D Systems Corp.* ...........        1,930,350
 152,500    Fastenal Co. ................        6,976,875
                                              ------------
                                                 8,907,225
                                              ------------
MEDIA -- BROADCASTING &
  PUBLISHING -- 3.9%
 106,000    Meta Group Inc.* ............        2,862,000
  57,100    Scholastic Corp.* ...........        3,839,975
                                              ------------
                                                 6,701,975
                                              ------------
MEDICAL SUPPLIES -- 5.6%
  72,700    Henry Schein, Inc.* .........        2,499,063
 105,600    Protocol Systems, Inc.* .....        1,372,800
 131,700    Steris Corp.* ...............        5,728,950
                                              ------------
                                                 9,600,813
                                              ------------
MEDICAL & BIO-TECHNOLOGY -- 4.1%
 197,200    Idexx Labs Corp.* ...........        7,099,200
                                              ------------
PHARMACEUTICALS -- 3.2%
 110,000    R. P. Scherer Corp.* ........        5,527,500
                                              ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
RESTAURANTS -- 5.7%
 516,300    Buffetts, Inc.* .............  $     4,711,238
 236,300    Landry's Seafood
            Restaurants* ................        5,050,913
                                              ------------
                                                 9,762,151
                                              ------------
RETAILERS -- 13.8%
 188,700    Best Buy Co. Inc.* ..........        2,004,938
  95,940    CDW Computer Centers
            Inc.* .......................        5,690,441
 111,200    Eagle Hardware &
            Garden Inc.* ................        2,307,400
 222,000    Micro Warehouse, Inc.* ......        2,608,500
 215,400    Tech Data Corp.* ............        5,896,575
 136,700    Tiffany & Co. ...............        5,006,638
                                              ------------
                                                23,514,492
                                              ------------
TOTAL INVESTMENTS -- 104.5%
  (Cost $158,790,825)                          178,951,995
Liabilities in excess of other
  assets -- (4.5%).....................         (7,673,779)
                                              ------------
NET ASSETS -- 100.0%
                                              $171,278,216
                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                       Value
-------------------------------------------------------
COMMON STOCKS -- 103.3%
AEROSPACE & DEFENSE -- 1.6%
  42,200   Boeing Co. ..................   $  4,489,025
                                           ------------
AIRLINES -- 1.9%
  58,300   AMR Corp.*...................      5,137,688
                                           ------------
AUTOMOTIVE -- 2.1%
 181,100   Ford Motor Co. ..............      5,772,563
                                           ------------
BANKING -- 11.8%
 143,810   Banc One Corp. ..............      6,183,830
  66,600   BankAmerica Corp. ...........      6,643,350
  76,500   Barnett Banks, Inc. .........      3,146,063
  83,328   Chase Manhattan Corp. .......      7,437,024
  56,203   First Chicago NBD Corp. .....      3,020,911
  60,400   Nationsbank Corp. ...........      5,904,100
                                           ------------
                                             32,335,278
                                           ------------
BEVERAGES, FOOD & TOBACCO -- 7.4%
  68,200   Anheuser-Busch Co, Inc. .....      2,728,000
 254,980   Archer-Daniels-Midland,
           Co. .........................      5,609,560
  72,100   Philip Morris Co, Inc. ......      8,120,263
 103,900   Sara Lee Corp. ..............      3,870,275
                                           ------------
                                             20,328,098
                                           ------------
CHEMICALS -- 1.3%
  88,500   BF Goodrich Co. .............      3,584,250
                                           ------------
COMMUNICATIONS -- 3.1%
 179,700   MCI Communications Inc. .....      5,873,944
  49,400   SBC Communications, Inc. ....      2,556,450
                                           ------------
                                              8,430,394
                                           ------------
COMPUTERS & INFORMATION -- 4.8%
  56,900   Hewlett Packard Co. .........      2,859,225
  47,100   IBM Corp. ...................      7,112,100
  82,800   Seagate Technology, Inc*.....      3,270,600
                                           ------------
                                             13,241,925
                                           ------------
ELECTRIC UTILITIES -- 6.6%
 164,300   Entergy Corp. ...............      4,559,325
 189,700   Potomac Electric Power.......      4,884,775
 109,500   Texas Utilities Co. .........      4,462,125
 151,400   Unicom Corp. ................      4,106,725
                                           ------------
                                             18,012,950
                                           ------------

 Shares                                       Value
-------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.1%
  57,800   General Electric Co. ........   $  5,714,975
                                           ------------
ELECTRONICS -- 2.7%
  56,900   Intel Corp. .................      7,450,344
                                           ------------
ENTERTAINMENT & LEISURE -- 1.7%
 137,300   Carnival Corp A..............      4,530,900
                                           ------------
FINANCIAL SERVICES -- 8.5%
  95,412   Dean Witter Discover &
           Co. .........................      6,321,050
 179,600   Federal National Mortgage
           Association..................      6,690,100
 180,700   H F Ahmanson & Co. ..........      5,872,750
  95,400   Salomon Inc. ................      4,495,725
                                           ------------
                                             23,379,625
                                           ------------
FOREST PRODUCTS & PAPER -- 2.6%
 163,800   James River Corp of
           Virginia.....................      5,425,875
  28,600   Mead Corp. ..................      1,662,375
                                           ------------
                                              7,088,250
                                           ------------
HEALTH CARE PROVIDERS -- 1.8%
 118,650   Columbia/HCA Healthcare
           Corp. .......................      4,834,988
                                           ------------
HEAVY CONSTRUCTION -- 0.9%
  62,800   Foster Wheeler Corp. ........      2,331,450
                                           ------------
HEAVY MACHINERY -- 1.2%
  42,100   Caterpiller Tractor Inc. ....      3,168,025
                                           ------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 1.8%
 107,300   Whirlpool Corp. .............      5,002,863
                                           ------------
INSURANCE -- 5.3%
 118,183   Allstate Corp. ..............      6,839,841
 108,600   Chubb Corp. .................      5,837,250
  23,700   TransAmerica Corp. ..........      1,872,300
                                           ------------
                                             14,549,391
                                           ------------
MEDIA -- BROADCASTING &
  PUBLISHING -- 3.0%
  39,500   Gannett Co Inc. .............      2,957,563
  67,000   Tribune Co. .................      5,284,625
                                           ------------
                                              8,242,188
                                           ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1996
(continued)
--------------------------------------------------------------------------------

 Shares                                       Value
-------------------------------------------------------
MEDICAL SUPPLIES -- 1.3%
  86,600   Baxter International,
           Inc. ........................   $  3,550,600
                                           ------------
OIL & GAS -- 14.0%
  82,500   Amerada Hess Corp. ..........      4,774,688
  72,100   Amoco Corp. .................      5,804,050
  32,100   Atlantic Richfield Co. ......      4,253,250
  38,256   British Petroleum Plc (1)....      5,408,442
  58,600   Exxon Corp. .................      5,742,800
  31,300   Mobil Corp. .................      3,826,425
  67,000   Tenneco Inc. ................      3,023,375
  54,100   Texaco Inc. .................      5,308,563
                                           ------------
                                             38,141,593
                                           ------------
PHARMACEUTICALS -- 4.4%
  70,000   Bristol Myers Squibb Co. ....      7,612,500
  66,500   Schering Plough Corp. .......      4,305,875
                                           ------------
                                             11,918,375
                                           ------------
RESTAURANTS -- 1.0%
 179,500   Brinker International Inc*...      2,872,000
                                           ------------
RETAILERS -- 5.3%
 125,600   Dayton-Hudson Corp. .........      4,929,800
 116,800   Federated Department
           Stores*......................      3,985,800
  67,000   Sears Roebuck & Co. .........      3,090,375
  84,900   Toys "R" Us, Inc. Holding
           Co*..........................      2,547,000
                                           ------------
                                             14,552,975
                                           ------------
 Shares                                       Value
-------------------------------------------------------
TELEPHONE SYSTEMS -- 2.3%
 147,000   AT&T Corp. ..................   $  6,394,500
                                           ------------
TRANSPORTATION -- 2.8%
  15,774   Conrail, Inc. ...............      1,571,480
 102,100   Ryder System.................      2,871,563
  53,000   Union Pacific Corp. .........      3,186,625
                                           ------------
                                              7,629,668
                                           ------------
TOTAL INVESTMENTS -- 103.3%
  (Cost $216,790,498)                       282,684,881
Liabilities in excess of other assets --
  (3.3%)................................    (8,913,355)
                                           ------------
NET ASSETS -- 100.0%                       $273,771,526
                                           ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
(1) American Depository Receipt
*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 17.1%
Asset Backed & Mortgage Backed
  Obligations
$   86,096    Citicorp Mortgage Trust
              Series 3-A3, REMIC 9.000%
              12/25/17...................   $       86,184
 1,020,000    Nomura Assets Securities
              Corp., REMIC 7.120%
              04/13/36...................        1,030,200
                                              ------------
                                                 1,116,384
                                              ------------
Corporate Bonds & Notes
 2,000,000    Associates Corp. of North
              America
              8.150% 08/01/09............        2,158,340
   500,000    Banque Paribas
              6.875% 03/01/09............          473,695
 1,000,000    Cit Group Holdings
              8.375% 11/01/01............        1,071,290
   500,000    Commonwealth Edison Co.
              8.625% 02/01/22............          515,030
 1,350,000    Commonwealth Edison Co.
              8.375% 02/15/23............        1,368,779
   400,000    Dean Witter Discover & Co.
              6.250% 03/15/00............          397,120
 2,000,000    Ford Motor Credit Corp.
              5.750% 01/25/01............        1,936,120
   350,000    General Motors Acceptance
              Corp.
              9.625% 12/15/01............          392,140
 4,700,000    General Motors Acceptance
              Corp. (Units)
              0.000% 06/15/15............        1,228,439
   382,666    GG1B Funding Corp
              7.430% 01/15/11............          370,808
 2,000,000    International Paper Co.
              7.000% 06/01/01............        2,029,000
 2,000,000    Lockheed Martin
              6.850% 05/15/01............        2,017,800
   600,000    Loews Corp.
              7.625% 06/01/23............          588,708
   700,000    NBD Bank N.A.
              8.250% 11/01/24............          788,333
Principal Amount                                Value
----------------------------------------------------------
$  400,000    News America Holdings
              8.450% 08/01/34............   $      434,924
 2,000,000    News America Holdings
              8.250% 10/17/96............        1,966,200
   500,000    Niagara Mohawk Power
              7.750% 05/15/06............          465,640
 2,000,000    RJR Nabisco, Inc.
              6.850% 06/15/05............        1,965,800
   580,000    RJR Nabisco, Inc.
              8.750% 08/15/05............          582,610
 2,000,000    Southern Cal Edison
              6.500% 06/01/01............        1,988,340
   400,000    Southern Union Co
              7.600% 02/01/24............          391,132
 2,450,000    TCI Communications
              8.750% 08/01/15............        2,420,306
   800,000    Telecommunications, Inc.
              7.875% 08/01/13............          736,464
                                              ------------
                                                26,287,018
                                              ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $27,238,127).....................       27,403,402
                                              ------------
FOREIGN OBLIGATIONS -- 1.8%
 1,000,000    Sears Overseas Finance,
              Euro-dollar
              0.000% 07/12/98............          924,410
 2,000,000    Quebec Province,
              Yankee-dollar
              5.670% 02/27/26............        1,974,400
                                              ------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $2,897,732)......................        2,898,810
                                              ------------
U.S. GOVERNMENT AGENCIES and
  MORTGAGE BACKED SECURITIES -- 45.9%
U.S. Government Agency Obligations
 3,000,000    Federal Home Loan Bank
              5.920% 06/29/00............        2,969,520
 3,000,000    Federal Home Loan Bank
              6.285% 07/28/00............        3,003,270
 3,000,000    Federal Home Loan Mortgage
              Corp
              6.783% 08/18/05............        3,020,610

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
$3,000,000    Federal National Mortgage
              Association
              6.140% 11/25/05............   $    2,852,460
15,000,000    Resolution Funding Corp.,
              TIGR Principal Strip
              0.000% 01/15/30............        1,670,850
20,000,000    Resolution Funding Corp.,
              TIGR Coupon Strip
              0.000% 01/15/11............        7,729,000
                                              ------------
                                                21,245,710
                                              ------------
U.S. Government Mortgage Backed
  Securities
 9,915,630    Federal Home Loan Mortgage
              Corp.
              7.000% 01/01/26............        9,742,107
13,750,000    Federal Home Loan Mortgage
              Corp., TBA
              6.50% 01/01/27.............       13,144,175
 3,928,856    Federal National Mortgage
              Association
              7.000% 01/01/26............        3,845,564
 3,236,909    Federal National Mortgage
              Association
              7.000% 02/01/24............        3,179,422
 6,019,237    Federal National Mortgage
              Association
              7.000% 12/01/24............        5,912,336
   991,548    Federal National Mortgage
              Association
              7.000% 04/01/26............          970,527
 2,500,000    Federal National Mortgage
              Association, TBA
              7.000% 01/01/27............        2,444,525
   989,820    Government National
              Mortgage Association
              8.500% 06/15/25............        1,029,126
   644,778    Government National
              Mortgage Association
              8.500% 01/15/25............          670,382
   637,639    Government National
              Mortgage Association
              8.500% 01/15/25............          662,959
Principal Amount                                Value
----------------------------------------------------------
$9,608,634    Government National
              Mortgage Association
              7.500% 07/15/25............   $    9,625,545
   659,308    Government National
              Mortgage Association
              8.500% 01/15/25............          685,489
   196,463    Government National
              Mortgage Association
              9.500% 09/15/30............          208,557
   418,553    Government National
              Mortgage Association
              8.500% 01/15/25............          435,173
                                              ------------
                                                52,555,887
                                              ------------
TOTAL U.S. GOVERNMENT AGENCY AND
  MORTGAGE BACKED OBLIGATIONS
  (Cost $74,982,978).....................       73,801,597
                                              ------------
U.S. GOVERNMENT TREASURY
  OBLIGATIONS -- 35.1%
U.S. Treasury Bonds
10,300,000    6.000% 02/15/26(b).........        9,374,648
12,400,000    6.750% 08/15/26(b).........       12,493,000
                                              ------------
                                                21,867,648
U.S. Treasury Notes
 1,300,000    6.625% 07/31/01............        1,320,722
30,100,000    6.125% 12/31/01(b).........       29,987,125
   100,000    5.500% 12/31/00............           97,687
 1,000,000    7.000% 07/15/06............        1,038,910
                                              ------------
                                                32,444,444
U.S. Treasury Principal Strips
 5,000,000    0.000% 02/15/19............        1,104,400
 4,800,000    0.000% 08/15/20............          955,920
                                              ------------
                                                 2,060,320
                                              ------------
TOTAL U.S. GOVERNMENT
  TREASURY OBLIGATIONS
  (Cost $56,202,231).....................       56,372,412
                                              ------------

    The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996 (continued)

            Principal Amount                    Value
------------------------------------------------------

                            SHORT TERM INVESTMENTS -- 1.3%
$2,200,000    U.S. Treasury Bill
              5.350% 01/09/97(a)
              (Amortized
              Cost $2,197,384)...........   $    2,197,384
                                           ---------------
              TOTAL INVESTMENTS -- 101.2%
  (Cost $163,518,452)....................      162,673,605
                Options written -- (0.1%)          (78,578)
           Liabilities in excess of other
                         assets -- (1.1%)       (1,900,511)
                                           ---------------
                     NET ASSETS -- 100.0%     $160,694,516
                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

(a) Security has been pledged to cover collateral requirements for open futures.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
Euro-Dollar -- Bonds issued offshore that pay interest and principal in U.S.
  Dollars.
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed delivery transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
ASSET BACKED SECURITIES -- 4.1%
$2,512,000    DQU II Funding
              7.230% 12/01/99.............   $   2,556,312
 1,000,000    Signet Credit Card Master
              Trust
              7.350% 09/15/02.............       1,020,620
                                               -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,550,390).......................       3,576,932
                                               -----------
CORPORATE BONDS and NOTES -- 65.2%
 4,000,000    Alco Capital Resources
              7.330% 03/27/98.............       4,060,680
 4,250,000    BellSouth Capital Funding
              6.040% 11/15/26.............       4,230,224
 2,500,000    Continental Cablevision,
              Inc.
              11.00% 06/01/07.............       2,868,750
 2,000,000    Crane Co.
              7.250% 06/15/99.............       2,019,040
 4,000,000    Grand Metropolitan
              Investment Corp.
              0.000% 01/06/04.............       2,469,120
 3,000,000    Gulf States Utilities Co
              7.350% 11/01/98.............       3,039,240
 4,350,000    Hewlett-Packard Finance
              6.500% 12/30/99.............       4,390,781
 1,500,000    House Hold Private Label
              Credit Card Master Trust II
              8.000% 09/20/03.............       1,548,750
   550,000    Houston Power & Lighting
              5.250% 01/01/97.............         550,000
 3,000,000    Illinois Power
              6.500% 09/01/99.............       2,952,780
 4,500,000    MCI Communications Corp.
              7.125% 06/15/27.............       4,668,120
 3,000,000    New Plan Realty, REIT
              5.950% 11/02/26.............       2,994,978
 4,200,000    Philip Morris Co., Inc.
              6.950% 06/01/06.............       4,259,800
 3,800,000    RJR Nabisco, Inc.
              8.300% 04/15/99.............       3,935,128
 1,500,000    System Energy Resources
              6.000% 04/01/98.............       1,490,250
Principal Amount                                Value
----------------------------------------------------------
$4,900,000    Six Flags Entertainment
              0.000% 12/15/99.............   $   3,969,000
 4,000,000    Tele Communications Inc
              9.650% 10/01/03.............       4,299,600
 1,000,000    United Illuminating
              7.000% 01/15/97.............       1,000,070
 1,500,000    United Illuminating
              7.375% 01/15/98.............       1,512,945
                                               -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $56,260,985)......................      56,259,256
                                               -----------
FOREIGN GOVERNMENT BONDS -- 11.0%
 7,000,000    Republic of Austria,
              Euro-dollar
              0.000% 11/25/00.............       5,451,250
 5,000,000    Kingdom of Sweden,
              Yankee-dollar
              0.000% 07/31/00.............       4,028,125
                                               -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $9,680,461).......................       9,479,375
                                               -----------
U.S. GOVERNMENT OBLIGATIONS -- 23.3%
U.S. Government Mortgage Backed Securities
 2,343,391    Federal Home Loan Mortgage
              Corp., REMIC
              5.150% 08/25/12.............       2,301,632
 4,520,000    Federal National Mortgage
              Association, Principal
              Strips
              0.000% 03/09/02.............       4,473,399
 4,431,795    Government National Mortgage
              Association
              7.000% 10/01/26.............       4,420,716
                                               -----------
                                                11,195,747
                                               -----------
U.S. Treasury Notes
 5,500,000    5.875% 06/30/00.............       5,458,750
 3,500,000    6.250% 02/15/03.............       3,495,625
                                               -----------
                                                 8,954,375
                                               -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $20,171,935)......................      20,150,122
                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$1,231,000    Repurchase Agreement with
              Morgan Stanley, dated
              12/31/96, 5.25%, due
              01/02/97, proceeds at
              maturity of $1,231,410
              (collateralized by
              $1,140,000 U.S. Treasury
              Note, 7.875%, due 11/15/04,
              with a market value of
              $1,245,094)
              (Cost $1,231,000)...........   $   1,231,000
                                            --------------
TOTAL INVESTMENTS -- 105.0%
  (Cost $90,894,771)....................        90,696,685
Liabilities in excess of other
  assets -- (5.0%)......................        (4,311,611)
                                            --------------
NET ASSETS -- 100.0%                         $  86,385,074
                                            ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
Euro-Dollar -- Bonds issued offshore that pay interest
  and principal in U.S. Dollars.
REIT -- Real Estate Investment Trust
REMIC -- Real Estate Mortgage Investment Conduit
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.8%
$  600,000    Contimortgage Home Equity
              Trust, REMIC 6.860%
              07/15/10....................   $     600,750
   750,000    Equicredit Home Equity
              Trust, REMIC 6.450%
              11/15/08....................         750,234
                                            --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,347,938).......................       1,350,984
                                            --------------
CORPORATE BONDS and NOTES -- 9.2%
   800,000    American General 8.500%
              06/16/99....................         833,353
   300,000    Arizona Public Service
              7.625% 06/15/99.............         303,741
   500,000    Associates Corp. N.A.
              8.250% 12/01/99.............         524,950
   200,000    Carolina Power & Light
              5.375% 07/01/98.............         197,922
   500,000    Conagra, Inc.
              9.750% 11/01/97.............         513,635
   650,000    Ford Motor Credit Corp.
              8.000% 01/15/99.............         671,164
   317,000    Nationsbank Corp. 7.000%
              05/15/03....................         321,330
   395,000    Norwest Corp. 8.150%
              11/01/01....................         420,861
   375,000    Texas Utilities Co. 5.750%
              07/01/98....................         372,810
   300,000    WMX Technologies 6.650%
              05/15/05....................         301,185
                                            --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $4,427,863).......................
                                                 4,460,951
                                            --------------
FOREIGN OBLIGATIONS -- 0.3%
   150,000    Republic of Ireland, Yankee
              Bond
              7.876% 12/01/01
              (Cost $151,312).............         158,403
                                            --------------

Principal Amount                                Value
----------------------------------------------------------
U.S. GOVERNMENT and AGENCIES
  OBLIGATIONS -- 80.8%
U.S. Government Agency Obligations
$2,755,000    Farmer Mac
              6.800% 05/27/97..............   $  2,768,334
   425,000    Federal Home Loan Bank 5.870%
              11/21/00.....................        419,088
 1,300,000    Federal Home Loan
              Mortgage Corp. 6.395%
              05/16/00.....................      1,305,889
   580,000    Federal National
              Mortgage Association 6.270%
              10/26/00.....................        575,650
   765,000    Federal National
              Mortgage Association
              6.770% 04/14/97..............        766,790
 1,020,000    Student Loan
              Marketing Association 7.500%
              03/08/00.....................      1,056,812
                                             -------------
                                                 6,892,563
                                             -------------
Collaterallized Mortgage Obligations
 1,115,070    Federal Home Loan Mortgage
              Corp. REMIC
              6.000% 08/15/20..............      1,111,580
                                             -------------
U.S. Treasury Notes
   283,000    5.000% 01/31/98..............        281,011
   645,000    7.250% 02/15/98..............        655,584
 2,256,000    5.375% 05/31/98..............      2,244,359
 2,370,000    4.750% 09/30/98..............      2,327,790
 3,465,000    7.125% 09/30/99..............      3,560,842
   590,000    7.875% 11/15/99..............        618,119
   584,000    6.750% 04/30/00..............        574,665
 1,327,000    6.125% 07/31/00..............      1,327,000
 7,095,000    6.250% 04/30/01..............      7,110,538
 5,068,000    6.375% 09/30/01..............      5,098,104
 6,728,000    6.250% 10/31/01..............      6,734,324
   750,000    7.250% 05/15/04..............        789,143
                                             -------------
                                                31,321,479
                                             -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                Value
----------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS
  (Cost $39,458,202)......................
                                             $  39,325,622
                                            --------------
SHORT TERM INVESTMENTS  -- 8.8%
$4,320,000    U.S. Treasury Bill
              4.800% 02/06/97
              (Amortized
              Cost $4,299,225)............       4,299,225
                                            --------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $49,684,540)....................        49,595,185
Liabilities in excess of other
  assets -- (1.9%)......................          (922,269)
                                            --------------
NET ASSETS -- 100.0%                         $  48,672,916
                                            ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
REMIC -- Real Estate Mortgage Investment Conduit
Yankee Bond -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
  American Odyssey Funds, Inc. / December 31, 1996
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
     American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund. Shares of the Funds are offered only to life insurance companies and their affiliates for their separate and general accounts, and to qualified retirement plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
     Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.
     Futures contracts and options are valued based upon their quoted daily settlement prices.

b) OFF BALANCE SHEET RISK
     The Funds may utilize futures contracts, options, and forward foreign currency contracts for hedging purposes. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

c) FUTURES CONTRACTS
     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

d) OPTIONS
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e) FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund may enter into forward foreign currency contracts to hedge future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as a unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f) REPURCHASE AGREEMENTS
     The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obliga-tion, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g) CURRENCY TRANSLATION
     Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.
     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h) ORGANIZATION EXPENSES
     Organization expenses totaling $147,450 have been deferred and are being amortized on a straight-line basis through May 1998. If any of the initial shares of the Company are redeemed by any shareholder during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of redemption.

i) TAXES
     It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j) DISTRIBUTIONS
     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1996. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments, futures contracts, option contracts and foreign currency transactions.

k) SECURITIES TRANSACTIONS
     Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. MANAGEMENT, TRANSFER AGENCY
AND SUBADVISORY AGREEMENTS AND
TRANSACTIONS WITH AFFILIATES
     The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisers' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the costs pursuant to the subadvisory agreements, the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses.
     Under the terms of the management agreement, the Funds pay AOFM a management fee based on average daily net assets as follows: International Equity Fund, .70% for the first $50 million in assets, .65% for the next $50 million in assets, and .55% for the assets over $100 million; Emerging Opportunities Fund, .65% for the first $100 million in assets and .55% for the assets over $100 million; Core Equity Fund, .60% for the first $100 million in assets and .55% for the assets over $100 million; Long-Term Bond Fund, .50% and
 .70% for the first $250 million in U.S. and non-U.S. assets, respectively, and .40% and .60% for U.S. and non-U.S. assets, respectively, over $250 million;
Intermediate-Term Bond Fund, .50% for the first $100 million in assets, .45% for the next $100 million in assets, and .40% for assets over $200 million; Short-Term Bond Fund, .50% for the first $100 million in assets and .40% for assets over $100 million.
     Prior to May 1, 1996, AOFM had agreed to limit the expenses for each Fund and reimburse expenses to the extent that each Fund's aggregate expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceeds the expense limitation for that Fund. AOFM has agreed to continue, at least until May 1, 1997, this expense limitation for the Short-Term Bond Fund. The expense limitations for the Funds, as a percentage of the average daily net assets, are as follows: International Equity Fund, 1.25%; Emerging Opportunities Fund, 1.00%; Core Equity Fund, 1.00%; Long-Term Bond Fund, .75%; Intermediate-Term Bond Fund, .75%; and Short-Term Bond Fund, .75%. Each Fund is required to reimburse AOFM for any fees it waived or expenses it reimbursed pursuant to these expense limitations, provided that such reimbursement would not cause the total expense ratio to exceed the expense limitations set forth above. AOFM's management fees for 1996 were $4,678,520. An additional $21,289 was paid to AOFM for reimbursement of previous fees waived and expenses reimbursed. The Short-Term Bond Fund is currently reimbursing AOFM and has a potential future liability to reimburse AOFM amounting to $42,792, at December 31, 1996. AOFM has acknowledged that upon termination of the Investment Management Agreement between AOFM and the Funds, the portfolio's would not be liable for any waived or reimbursed fees which have not been repaid.

     The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.
     Under the subadvisory agreements, AOFM pays each subadviser a fee that is computed daily and paid monthly at the annual rates based on the value of the Fund's average daily net assets as follows: International Equity Fund, .45% for the first $50 million in assets, .40% for the next $50 million in assets, and
 .30% for assets over $100 million; Emerging Opportunities Fund, .40% for the first $100 million in assets and .30% for assets over $100 million; Core Equity Fund, .35% for the first $100 million in assets and .30% for assets over $100 million; Long-Term Bond Fund, .25% and .45% for the first $250 million in U.S. and non-U.S. assets, respectively, and .15% and .35% for U.S. and non-U.S. assets, respectively, over $250 million: Intermediate-Term Bond Fund, .25% for the first $100 million in assets, .20% for the next $100 million in assets, and
 .15% for assets over $200 million; and Short-Term Bond Fund, .25% for the first $100 million in assets and .15% for assets over $100 million.
     Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadviser for the Intermediate-Term Bond Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
     The International Equity Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.
     Under these arrangements for the year ended December 31, 1996, broker-dealers paid custodian expenses for the International Equity Fund and the Core Equity Fund of $34,598 and $47,610, respectively.

NOTE 5. SECURITIES TRANSACTIONS
     The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1996 were:

                                               Emerging                                      Intermediate-
                              International  Opportunities   Core Equity      Long-Term          Term        Short-Term
                              Equity Fund        Fund            Fund         Bond Fund       Bond Fund       Bond Fund
                              -----------    ------------    ------------    ------------    ------------    -----------
Purchases:
  Government................. $        --    $         --    $         --    $532,065,118    $ 62,966,566    $65,418,775
  Non-Government.............  90,307,641     111,319,458     153,210,252      26,790,914     112,191,540      3,256,864
                              -----------    ------------    ------------    ------------    ------------    -----------
  Total...................... $90,307,641    $111,319,458    $153,210,252    $558,856,032    $175,158,106    $68,675,639
                              ===========    ============    ============    ============    ============    ===========
Sales:
  Government................. $        --    $         --    $         --    $500,438,276    $ 60,332,095    $46,386,383
  Non-Government.............  26,599,427      79,162,646     106,761,269       8,834,964      99,772,664      2,258,027
                              -----------    ------------    ------------    ------------    ------------    -----------
  Total...................... $26,559,427    $ 79,162,646    $106,761,269    $509,273,240    $160,104,759    $48,644,410
                              ===========    ============    ============    ============    ============    ===========

     At December 31, 1996, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                  Emerging                                       Intermediate-
                             International     Opportunities     Core Equity      Long-Term           Term         Short-Term
                              Equity Fund           Fund             Fund         Bond Fund        Bond Fund        Bond Fund
                             --------------    --------------    ------------    ------------    --------------    -----------
Federal Income Tax Cost.....  $ 146,581,610     $ 159,388,221    $216,790,498    $163,518,452     $  90,894,771    $49,702,164
Gross Unrealized
  Appreciation..............     33,151,400        38,723,938      67,243,550         811,067           401,943        109,571
Gross Unrealized
  (Depreciation)............     (2,213,149)      (19,160,164)     (1,349,167)     (1,655,914)         (600,029)      (216,550)

NOTE 6. FUTURES CONTRACTS
     At December 31, 1996, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                                Unrealized
      Number                                 Underlying              Expiration     Nominal       Nominal     Appreciation/
   of Contracts    Face Value                 Security                  Date         Cost          Value      (Depreciation)
  ---------------  -----------   ----------------------------------  ----------   -----------   -----------   --------------
   Long Position
   ------------
        482         48,200,000   5 Year U.S. Treasury Note            03/31/97    $51,540,726   $51,378,187     $ (162,539)
  Short Position
   -------------
        16           1,600,000   U.S. Long Term Treasury Bonds        03/31/97      1,796,880     1,802,000         (5,120)
                                                                                                                ----------
                                 Total                                                                          $ (167,659)
                                                                                                                ==========

NOTE 7. WRITTEN OPTIONS
     The Long Term Bond Fund's activity in written options during year ended December 31, 1996 was as follows:

                                                                                             Number of
                                                                                              Options      Premiums
                                                                                             ---------    ----------
Options Outstanding at December 31, 1995..................................................        100     $  206,422
    Options Written.......................................................................      1,865      1,120,311
    Options Canceled in Closing Transactions..............................................     (1,312)      (830,099)
    Options Expired.......................................................................        (87)       (70,629)
    Options Exercised.....................................................................       (353)      (228,290)
                                                                                             --------     ----------
Options Outstanding at December 31, 1996..................................................        213     $  197,715
                                                                                             ========     ==========
Cost of Closing Transactions..............................................................                $  610,406

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund had forward foreign currency contracts which contractually obligates the Fund to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 1996:

                                                                Foreign                                        Unrealized
                                                                Contract       Settlement                    Appreciation/
                          Sales                                U.S. Value         Date          Value         Depreciation
----------------------------------------------------------   --------------    ----------    ------------    --------------
Swiss Franc...............................................     $4,005,590        01/17/97    $  3,735,441       $270,149
Swiss Franc...............................................      8,773,113        02/19/97       8,248,563        524,550
German Deutsche Mark......................................      2,400,941        02/03/97       2,390,801         10,140
German Deutsche Mark......................................      4,814,124        02/27/97       4,726,730         87,394
Netherlands Guilder.......................................      3,781,882        01/16/97       3,734,728         47,154
Netherlands Guilder.......................................      4,416,678        03/05/97       4,478,219        (61,541)
Netherlands Guilder.......................................      4,782,166        03/17/97       4,784,549         (2,383)
                                                                                             ------------    -----------
    Total Sales...........................................                                   $ 32,099,031       $875,463
                                                                                             ============    ===========

NOTE 9. DELAYED DELIVERY TRANSACTIONS:
     The Long-Term Bond Fund (the "Fund") may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.
     At December 31, 1996, the Fund has entered into the following delayed delivery transactions.

Type                                      Security                                     Settlement Date       Amount
-----    --------------------------------------------------------------------------    ---------------     -----------
 Buy     Federal National Mortgage Association.....................................        1/14/97         $ 2,470,313
 Buy     Federal Home Loan Mortgage Corp...........................................        1/14/97          13,163,867
 Buy     Federal Home Loan Mortgage Corp...........................................        1/16/97          14,760,937
                                                                                                           -----------
                                                                                                           $30,395,117
                                                                                                           ===========

Sell     Federal Home Loan Mortgage Corp...........................................        1/16/97         $14,742,188
                                                                                                           ===========

NOTE 10. FEDERAL INCOME TAXES
     For federal income tax purposes, the Fund indicated below has a capital loss carryforward as of December 31, 1996 which is available to offset future capital gains, if any.

                                                                                           Capital Loss    Expiration
                                                                                           Carryforward       Date
                                                                                           ------------    ----------
Short Term Bond Fund....................................................................     $ 85,972         2002

     The Emerging Opportunities Fund elected to defer to its fiscal year ending December 31, 1997, $4,980,322 of losses recognized during the period November 1, 1996 to December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Directors of the
American Odyssey Funds, Inc.:

     We have audited the statements of assets and liabilities, including the portfolios of investments, of the American Odyssey Funds, Inc., comprising, respectively, the International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund, (the "Funds"), as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the American Odyssey Funds, Inc. as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 12, 1997

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